Exhibit 10.5

FORM

RESTRICTED STOCK UNIT AWARD AGREEMENT

UNDER THE

BRAND ENGAGEMENT NETWORK, INC.
2023 LONG-TERM INCENTIVE PLAN

1. Award of Restricted Stock Units. Pursuant to the Brand Engagement Network, Inc. 2023 Long-Term Incentive Plan (the “Plan”) for Employees, Contractors, and Outside Directors of Brand Engagement Network, Inc., a Delaware corporation (f/k/a DHC Acquisition Corp., a Cayman Islands exempted company) (the “Company”) and its Subsidiaries, the Company hereby grants to

(the “Participant”)

____________ Restricted Stock Units (the “Awarded Units”), which may be converted into the number of whole shares of Common Stock (as determined under Section 4 below) equal to the number of vested Awarded Units (determined in accordance with Section 3 below), subject to the terms and conditions of the Plan and this Restricted Stock Unit Award Agreement (this “Agreement”). The Date of Grant of this Award is ________, 20__. Each Awarded Unit shall be a notional share of Common Stock, with the value of each Awarded Unit being equal to the Fair Market Value of a share of Common Stock at any time.

2. Subject to Plan. This Agreement is subject to the terms and conditions of the Plan, and the terms of the Plan shall control to the extent inconsistent with the provisions of this Agreement. The capitalized terms used herein that are defined in the Plan shall have the same meanings assigned to them in the Plan, except as otherwise expressly provided herein. This Agreement is subject to any rules promulgated pursuant to the Plan by the Board or the Committee and communicated to the Participant in writing.

3. Vesting; Forfeiture. Awarded Units which have become vested pursuant to the terms of this Section 3 are collectively referred to herein as “Vested Units.” All other Awarded Units are collectively referred to herein as “Unvested Units.” The Participant shall be eligible to receive shares of Common Stock with respect to the Vested Units in accordance with Section 4 below. Each date that the Awarded Units become Vested Units as set forth in Sections 3.a. and 3.b. below, along with the date Awarded Units vest pursuant to [Section 3.c. or 3.d] below, is referred to herein as a “Vesting Date”:

a. [Except as specifically provided in this Agreement and subject to certain restrictions and conditions set forth in the Plan, the Awarded Units shall vest as follows: (i) ________ of the Awarded Units (rounded down for any fractional shares) shall vest on ________; (ii) ________ of the Awarded Units (rounded down for any fractional shares) shall vest on ________; and (iii) ________ of the Awarded Units (rounded down for any fractional shares) shall vest on ________; provided that, on each event described in subclauses (i), (ii), and (iii) herein, the Participant is employed by (or, if the Participant is a Contractor or Outside Director, is providing services to) the Company or its Subsidiaries on such date(s).]1

b. Except as otherwise provided by [Sections 3.c and 3.d.] hereof, immediately upon the Participant’s Termination of Service for any reason whatsoever, the Participant shall be deemed to have forfeited all of the Participant’s Unvested Units.

1 Vesting TBD.

c. [Notwithstanding the foregoing, in the event that a Change in Control occurs, then 100% of the Unvested Units shall immediately become Vested Units upon such Change in Control.]

d. [Notwithstanding the foregoing, if the Participant’s employment with or services to the Company or any of its Subsidiaries terminates by reason of the Participant’s death or Total and Permanent Disability, all Unvested Units shall immediately become Vested Units upon such termination.]

4. Delivery of Common Stock. On the first trading day that is within 30 days of each Vesting Date for the Awarded Units set forth in Section 3, the Company shall convert the Awarded Units that become Vested Units into the number of whole shares of Common Stock equal to the number of Vested Units, subject to the provisions of the Plan and this Agreement, and the Company shall electronically register such shares of Common Stock in the Participant’s name (or in the name of the Participant’s estate or beneficiary) or, if physical delivery of shares is requested by the Participant in writing, deliver certificates for such shares of Common Stock to the Participant.

5. Who May Receive Common Stock with Respect to Vested Units. During the lifetime of the Participant, the Common Stock received upon conversion of the Vested Units may only be received by the Participant or the Participant’s guardian or legal representative. If the Participant dies prior to the dates the Participant’s Awarded Units are converted into shares of Common Stock as described in Section 4 above, the Common Stock relating to such converted Awarded Units may be received by any individual who is entitled to receive the property of the Participant pursuant to the Applicable Laws of descent and distribution.

6. Rights as Stockholder. The Participant will have no rights as a stockholder with respect to any of the Common Stock underlying the Awarded Units until the electronic registration of such shares of Common Stock in the Participant’s name (the issuance of a certificate or certificates to the Participant). The Awarded Units shall be subject to the terms and conditions of this Agreement. Except as otherwise provided in Section 11 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the electronic registration of such shares of Common Stock in the Participant’s name (or the issuance of certificate or certificates to the Participant). The Participant, by the Participant’s execution of this Agreement, agrees to execute any documents requested by the Company in connection with the issuance of the shares of Common Stock.

7. No Fractional Shares. Awarded Units may be converted only with respect to full shares, and no fractional share of Common Stock shall be issued.

8. Non-Assignability. The Awarded Units are not assignable or transferable by the Participant except by will or by the laws of descent and distribution.

9. The Participant’s Acknowledgments. The Participant acknowledges that a copy of the Plan has been made available for the Participant’s review by the Company and represents that the Participant is familiar with the terms and provisions thereof, and hereby accepts this Award subject to all the terms and provisions thereof. The Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee or the Board, as appropriate, upon any questions arising under the Plan or this Agreement.

10. Specific Performance. The parties acknowledge that remedies at law will be inadequate remedies for breach of this Agreement and consequently agree that this Agreement shall be enforceable by specific performance. The remedy of specific performance shall be cumulative of all of the rights and remedies at law or in equity of the parties under this Agreement.

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11. Adjustment of Number of Awarded Units and Related Matters. The number of shares of Common Stock covered by the Awarded Units shall be subject to adjustment in accordance with Articles 11-13 of the Plan.

12. The Participant’s Representations. Notwithstanding any of the provisions hereof, the Participant hereby agrees that the Company will not be obligated to register any shares of Common Stock in the Participant’s name or issue any shares of Common Stock to the Participant hereunder, if the registration and/or issuance of such shares of Common Stock shall constitute a violation by the Participant or the Company of any provision of any law or regulation of any governmental authority. Any determination by the Company under this Section 12 shall be final, binding, and conclusive. The obligations of the Company and the rights of the Participant are subject to all Applicable Laws, rules and regulations.

13. Investment Representation. Unless the shares of Common Stock are issued to the Participant in a transaction registered under applicable federal and state securities laws, by the Participant’s execution hereof, the Participant represents and warrants to the Company that all Common Stock which may be acquired hereunder will be acquired by the Participant for investment purposes for the Participant’s own account and not with any intent for resale or distribution in violation of federal or state securities laws, all certificates issued with respect to the Common Stock shall bear an appropriate restrictive investment legend and shall be held indefinitely, unless they are subsequently registered under the applicable federal and state securities laws or the Participant obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required.

14. Law Governing. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws rule or principle of Delaware law that might refer the governance, construction, or interpretation of this agreement to the laws of another state). The Participant’s sole remedy for any claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any stockholder or existing or former director, officer or Employee of the Company or any Subsidiary of the Company.

15. No Right to Continue Service or Employment. Nothing herein shall be construed to confer upon the Participant the right to continue in the employ or to provide services to the Company or any Subsidiary, whether as an Employee, Contractor, or Outside Director, or to interfere with or restrict in any way the right of the Company or any Subsidiary to discharge the Participant as an Employee, Contractor, or Outside Director at any time.

16. Legal Construction. In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

17. Covenants and Agreements as Independent Agreements. Each of the covenants and agreements set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Participant against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

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18. Entire Agreement. This Agreement, together with the Plan, supersede any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter in this Agreement and constitute the only agreements between the parties with respect to the subject matter in this Agreement. All prior negotiations and agreements between the parties with respect to the subject matter in this Agreement are merged into this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement or the Plan and that any agreement, statement or promise that is not contained in this Agreement or the Plan shall not be valid or binding or of any force or effect. Except for the specific representations expressly made by the Company in this Agreement, the Participant specifically disclaims that the Participant is relying upon or has relied upon any communications, promises, statements, inducements, or representation(s) that may have been made, oral or written, regarding the subject matter of this Agreement. The Parties represent that they are relying solely and only on their own judgment in entering into this Agreement.

19. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

20. Parties Bound. The terms, provisions, and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein.

21. Modification. No change or modification of this Agreement shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties (electronically or otherwise); provided, however, that the Company may change or modify this Agreement without the Participant’s consent or signature if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder. Notwithstanding the preceding sentence, the Company may amend the Plan or revoke the Awarded Units to the extent permitted by the Plan.

22. Headings. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

23. Gender and Number. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

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24. Notice. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered only when actually received by the Company or by the Participant, as the case may be, at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

a. Notice to the Company shall be addressed and delivered as follows:

Brand Engagement Network, Inc.

145 E. Snow King Ave, PO Box 1045

Jackson, WY 83001

Attn: Chief Financial Officer

b. Notice to the Participant shall be addressed and delivered to the most recent address in the Company’s records.

25. Clawback. The Participant acknowledges, understands and agrees, with respect to any shares of Common Stock registered in the Participant’s name (or delivered to the Participant) pursuant to this Agreement, that such shares of Common Stock shall be subject to recovery by the Company, and the Participant shall be required to repay such compensation or shares of Common Stock, in accordance with the Company’s Compensation Adjustment and Recovery Policy, as in effect from time to time. The Participant further acknowledges, understands, and agrees that the Board retains the right to modify the Company’s Compensation Adjustment and Recovery Policy at any time.

26. Section 409A; Six Month Delay. Notwithstanding anything herein to the contrary, in the case of a conversion of Awarded Units and distribution of Shares on account of any Termination of Service (other than death), if the Participant is a “specified employee” as defined in Section 1.409A-1(i) of the final regulations under Section 409A of the Code, then solely to the extent required under Section 409A of the Code, a distribution of the number of such Shares to the Participant (determined after application of the withholding requirements set forth in Section 27 below), shall not occur until the date which is six (6) months following the date of the Participant’s Termination of Service (or, if earlier, the date of the Participant’s death). It is intended that each conversion and settlement of Shares to be delivered under this Agreement shall be treated as a separate payment for purposes of Section 409A of the Code.

27. Tax Requirements. The Participant is hereby advised to consult immediately with the Participant’s own tax advisor regarding the tax consequences of this Agreement, including, without limitation, any possible tax consequences of this Agreement in connection with Section 409A of the Code. Unless the Company otherwise consents in writing to an alternative withholding method, the Company, or if applicable, any Subsidiary (for purposes of this Section 27, the term “Company” shall be deemed to include any applicable Subsidiary) shall withhold the number of shares to be delivered upon the conversion of the Vested Units with an aggregate Fair Market Value that equals (but does not exceed) the amount of any federal, state, local, or other taxes required by law to be withheld in connection with this Award. The Company, in its sole discretion and prior to the date of conversion, may also require the Participant receiving shares of Common Stock upon conversion of Vested Units to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to this Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the registration of shares of Common Stock in the Participant’s name or delivery of any certificate representing shares of Common Stock. Such payment may be made by (a) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding obligations of the Company; (b) if the Company, in its sole discretion, so consents in writing, the actual delivery by the Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior thereto, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding payment; (c) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the vesting of this Award, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; or (d) any combination of (a), (b), or (c). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant.

28. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company for such purpose.

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Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant, to evidence the Participant’s consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 1 hereof.

COMPANY:

brand engagement network, inc.

By:
Name:
Title:

PARTICIPANT:

Signature

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